Exhibit 10.1

SUBSCRIPTION AGREEMENT

AN OFFERING OF COMMON STOCK

BY

Up to 6,000,000 Common Shares
Share Price $0.25

IRONWOOD GOLD CORP.
A NEVADA CORPORATION
7047 E. Greenway Parkway #250
Scottsdale, AZ 85254

Exhibit 10.1

SUBSCRIPTION AGREEMENT INSTRUCTIONS

This Subscription Agreement (the “Agreement”) relates to the purchase of shares of common stock in Ironwood Gold Corp., a Nevada corporation (the “Company”) as described in the Offering Memorandum dated October 28, 2009 (the “Offering Memorandum”). The purchase price is $0.25 per share.

INSTRUCTIONS FOR SUBSCRIPTION:

•	PLEASE READ CAREFULLY the Offering Memorandum which describes the securities which you are purchasing.

•	PLEASE READ AND COMPLETE THE ATTACHED SUBSCRIPTION AGREEMENT.

Please be sure to:

-	Fill in your name and other data requested on the first page.

-	Confirm (by choosing the appropriate boxes in the Subscription Agreement) that you are an Accredited Investor.
-	For non-U.S. Persons, confirm (by initialing the appropriate box in the Subscription Agreement) that you are not a U.S. Person as defined in Regulation S.

-	Complete all items on the signature pages.

•	RETURN YOUR EXECUTED SUBSCRIPTION DOCUMENT together with your payment as follows:

By Check: Please return your Subscription Agreement and check in the amount of your investment made out to Ironwood Gold Corp.’s legal counsel at the following address:

Weintraub Genshlea Chediak
400 Capitol Mall Suite 1100
Sacramento CA 95814
Tel: (916) 558 6031
Fax: (916) 446-1611

By Wire Transfer: Please return your Subscription Agreement via mail, electronic mail (mlee@weintraub.com) or facsimile and wire your investment with the following instructions:

For Domestic Wires:

Bank:

Contact:

Account Name:
Account Number:
ABA No.:
For further credit to:

For International Wires:

Beneficiary Bank:

Exhibit 10.1

Beneficiary:

Beneficiary Customer:

Remittance Info:

•
IRONWOOD GOLD CORP. WILL NOTIFY YOU OF THE ACCEPTANCE OF YOUR PROPOSED INVESTMENT (Ironwood Gold Corp. will notify you to confirm receipt of the Subscription Agreement and the requisite funds and acceptance of your proposed investment.)

Exhibit 10.1

IRONWOOD GOLD CORP.
A NEVADA CORPORATION

Subscription Agreement

Name of Subscriber:

Number of Shares Purchased:

Subscription Amount:

1. Subscription. The undersigned hereby subscribes to the number of shares set forth above of the common stock of Ironwood Gold Corp. par value $0.001 (the “Investment Securities”) a corporation organized and existing under the laws of the State of Nevada (the “Company”), and agrees to pay for such Investment Securities the amount set forth above in cash or by check, subject to the Company’s acceptance of this subscription and execution and delivery of a copy of this subscription agreement signed by the Company.  Upon the Company’s acceptance of the undersigned’s subscription agreement, the Company may release funds from escrow against issuance of certificates representing the Investment Securities purchased by the undersigned.

2. Agreements and Understandings of the Undersigned. The undersigned agrees and understands that:

2.1. The Offering Memorandum describing the Company and the Investment Securities, together with this subscription agreement (the “Investment Documents”) has been furnished to the undersigned prior to execution of this subscription agreement and the undersigned has been given the time required to read such materials, alone or with the undersigned's advisor(s). The undersigned acknowledges that the Offering Memorandum supersedes any prior information provided to the undersigned.

2.2. If the undersigned has made any deposit, escrow or other payment in whole or in part toward the purchase of the Investment Securities offered hereby before executing this subscription agreement, the undersigned may elect to either: (i) ratify the undersigned's investment and receive a credit in full for such payment by execution of this subscription agreement; or (ii) have returned on demand the full amount of such payment, less distributions received by the undersigned, if any, without any interest, at which time the undersigned will have no interest in or further obligation in regard to the Investment Securities offered hereby.

2.3. The undersigned (or the entity for which the undersigned is acting, if any) will not offer or sell all or any part of the undersigned's Investment Securities until and unless the Investment Securities are registered under the Securities Act of 1933, as amended and under applicable state laws or unless the undersigned has delivered to the Company an opinion of counsel satisfactory to it that such registration is not required.

2.4. No Federal or state agency has made any finding or determination as to the fairness for investment, nor recommendation or endorsement, of the Investment Securities.

2.5. The undersigned agrees: (a) to supply the Company with any and all information necessary so that the Company may satisfy any and all United States legal reporting requirements; and (b) to indemnify the Company for any liability incurred by the Company as a result of its failure to withhold any taxes or comply with any reporting requirements because the undersigned did not provide the necessary information to the Company to enable it to withhold the necessary taxes or fully comply with such requirements. Furthermore, if the undersigned is a foreign investor who fails to timely file U.S. Internal Revenue Service Form 4224 with the Company, the undersigned agrees, at the request of the Company, to execute any and all documents and instruments requested by the Company in order to consummate a sale or disposition of the Investment Securities as required to comply with law.

Exhibit 10.1

2.6. If the undersigned is an organization (other than a cooperative described in Section 521 of the Internal Revenue Code of 1986, as amended) whose income from the Company will be exempt from United States income tax, the undersigned shall so advise the Company.

2.7. THE OFFERING OF THESE SECURITIES IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. AS SUCH THE UNDERSIGNED MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. RESTRICTIONS WILL BE PLACED ON THE TRANSFERABILITY OF THE SECURITIES.

2.8. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE STATE OR JURISDICTION OF THE UNDERSIGNED'S RESIDENCE NOR HAS THE STATE OR JURISDICTION OF THE UNDERSIGNED'S RESIDENCE PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS.

2.9. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2.10. THE COMPANY RESERVES THE RIGHT TO APPROVE OR DISAPPROVE EACH INVESTOR, AND ACCEPT OR REJECT ANY OFFERS TO PURCHASE SECURITIES IN WHOLE OR IN PART IN THE COMPANY’S SOLE DISCRETION.

2.11. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE STATE OF NEVADA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL.  PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

2.12. The undersigned acknowledges that the Offering Memorandum includes many forward-looking statements and projections concerning the Company and its business including without limitations statements concerning future expected revenues, anticipated expense levels, expected future capital needs, anticipated future market sizes, permit approval timelines and requirements, and other matters.  The undersigned acknowledges having reviewed the risk factors and cautionary language in the Offering Memorandum relating to such statements and understands that actual future results of the Company will likely differ from, and could be materially worse than, the results contemplated by such forward-looking statements and projections.

3. Representations and Warranties of the Undersigned. The undersigned personally represents and warrants that:

3.1. The undersigned has reached the age of majority in the state or country in which the undersigned resides.

3.2. The undersigned (or the entity for which the undersigned is acting, if any) intends to retain indefinitely, and has no present arrangement, understanding or agreement for disposing of the Investment Securities and takes such Investment Securities solely for the account of the name(s) which appear below.

3.3. If a trust, corporation, partnership, or other entity, the undersigned: (i) is duly organized and validly existing under the laws of the state of its formation; (ii) is duly authorized and empowered to purchase the Investment Securities; (iii) was not organized exclusively for the purpose of acquiring the Investment Securities and has an independent reason for existence beyond such investment; (iv) has duly authorized the signatory hereto to execute this subscription agreement on behalf of the undersigned, and, upon such execution, the subscription agreement and any related documents shall be a binding obligation of the undersigned; and (v) will, upon request of counsel to the Company, furnish evidence of the representations and warranties of this subparagraph, including certified copies of the certificate (articles) of incorporation, articles of (limited) partnership, or other creating or implementing documents.  The undersigned further agrees to furnish any other documents relating to authority to act on behalf of any other entity.

Exhibit 10.1

3.4. The undersigned is an “Accredited Investor” as defined in Regulation D under the Securities Act of 1933, as amended. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment.

3.5. It has been called to the undersigned's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to the benefit of investors. The economic benefit from an investment in the Investment Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor of a purchase of the Investment Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Investment Securities. The undersigned and the undersigned's advisor(s), if any, have carefully reviewed and understand the risk of, and other considerations relating to, a purchase of the Investment Securities.

3.6. The undersigned is able to bear the economic risks of this investment, is able to hold the Investment Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

3.7. The undersigned and the undersigned's advisor(s), if any, have relied only upon the information contained in the Investment Documents made available to the undersigned and the undersigned's advisor(s). Any other information concerning this offering, whether oral or written, may be incomplete or inaccurate. Only the Investment Documents are intended to be a complete description of the offering and its terms.

3.8. The Company has answered all inquiries that the undersigned and the undersigned's advisor(s), if any, have made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Investment Securities. No oral statement, printed material, or inducement which is contrary to the information contained in the Investment Documents has been given or made by or on behalf of the Company to the undersigned or the undersigned's advisor(s), if any.

3.9. All of the representations and information provided by the undersigned in this subscription agreement and any additional information which the undersigned has furnished to the Company with respect to the undersigned’s financial position and business experience are accurate and complete as of the date that this subscription agreement was executed by the undersigned. If there should be any material adverse change in such representations or information prior to the sale of the Investment Securities subscribed for herein to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such material change to the Company.

3.10. The undersigned represents, if the undersigned is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), that in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA, and has concluded that the proposed investment is a prudent one.

3.11. The undersigned understands that the issuance of the Investment Securities to the undersigned has not been registered under the Securities Act in reliance upon one or more specific exemptions therefrom, including Regulation D and/or Regulation S, which exemption depends upon, among other things, the accuracy of the undersigned’s representations made in this Agreement. The undersigned understands that the Investment Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless an exemption from such registration and qualification requirements is otherwise available. The undersigned acknowledges that the Company has no obligation to register or qualify the Investment Securities for resale. The undersigned acknowledges that the Company will refuse to register any transfer of any Investment Securities that is not made in accordance with the provisions of Regulation S, registered pursuant to the Securities Act or otherwise exempt from such registration. The undersigned further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Investment Securities, and requirements relating to the Company which are outside of the undersigned’s control, and which the Company is under no obligation and may not be able to satisfy. The undersigned has been independently advised as to the applicable holding period imposed in respect of the Investment Securities by securities legislation in the jurisdiction in which the undersigned resides and confirms that no representation has been made respecting the applicable holding periods for the Investment Securities in such jurisdiction and it is aware of the risks and other characteristics of the Investment Securities and of the fact that the undersigned may not resell the Investment Securities except in accordance with applicable securities legislation and regulatory policy.

Exhibit 10.1

3.12. Regulation S; Non-U.S. Person Status.  For purposes of compliance with the Regulation S exemption for the offer and sale of Investment Securities to non-U.S. Persons, if the undersigned is not a “US Person,” as such term is defined in Rule 902(k) of Regulation S, the undersigned has initialed the following representation (please initial below if applicable):

_______       The undersigned is a person or entity that is outside the United States and is not a “US Person,” as such term is defined in Rule 902(k) of Regulation S.1

If the undersigned is a non-U.S. Person, then the undersigned makes the following representations, warranties and covenants:

[1]	Regulation S provides in part as follows:

1.
"U.S. person" means:  (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.
The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

Exhibit 10.1

3.12.1. The undersigned is not acquiring the Investment Securities for the account or benefit of a US Person.

3.12.2. If the undersigned is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

3.12.3. The undersigned has been independently advised as to the applicable holding period imposed in respect of the Investment Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Investment Securities in such jurisdiction and it is aware of the risks and other characteristics of the Investment Securities and of the fact that holders of Investment Securities may not be able to resell the Investment Securities except in accordance with applicable securities legislation and regulatory policy.

3.12.4. To the knowledge of the undersigned, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Investment Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Investment Securities.  To the knowledge of the undersigned, the Investment Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.12.5. The undersigned will offer, sell or otherwise transfer the Investment Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

3.12.6. The undersigned will not engage in hedging transactions involving the Investment Securities unless such transactions are in compliance with the Securities Act.

3.12.7 The undersigned represents and warrants that the undersigned (or the entity for which the undersigned is acting, if any) is not a citizen of the United States or Canada and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The undersigned understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Investment Securities under the Securities Act of 1933, as amended, and the provisions of relevant state securities laws.

4. “Accredited Investor” Status. The undersigned falls within one of the following definitions of Accredited Investor.

For individuals: (Please initial the category that applies)

_______	(a) The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000 at the time of purchase of the Investment Securities.

Exhibit 10.1

_______
(b) The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year.

_______	(c) The undersigned is either a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company

The undersigned further certifies that: (i) the undersigned has the capacity to protect the undersigned's interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned's net worth or joint net worth with spouse.

For entities: (Please initial the category that applies)

_______	(d) The undersigned is an institutional investor as provided in Rule 501(a)(1) of Regulation D under the Securities Act of 1933.

_______	(e) The undersigned is a private business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940.

_______
(f) The undersigned is any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Investment Securities, with total assets in excess of $5,000,000.

_______
(g) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the special purpose of acquiring the Investment Securities, whose investment is directed by a person described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act of 1933.

_______	(h) The undersigned is an entity owned entirely by any of the persons described in subparagraphs (a) through (g) above.

5. Acceptance and Conditions of Investment.

The undersigned agrees and is aware that:

5.1. The Company reserves the unrestricted right to reject any subscription, and no subscription will be binding unless and until accepted by it.

5.2. One or more of the following legends in substantially the following form, or such other form as is reasonably satisfactory to the Company, will be placed on any certificate(s) evidencing the Investment Securities (for Investment Securities that are not being offered pursuant to Regulation S, the Company may eliminate references to Regulation S from the legend):

THE SHARES TO WHICH THIS CERTIFICATE RELATES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THEY ARE BEING OFFERED PURSUANT TO, AMONG OTHER EXEMPTIONS FROM REGISTRATION, A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT.  SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFEFRRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS, AND IN COMPLIANCE WITH THE PROVISIONS OF THIS AGREEMENT.  THE ISSUER MAY REQUIRE AN OPINION OF LEGAL COUNSEL TO THE HOLDER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, TO THE EFFECT THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS.

Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

6.3. Stop transfer instructions will be placed with respect to the Investment Securities so as to restrict resale or other transfer thereof subject to further items hereof, including the provisions of the legend set forth above.

6.4. Unless otherwise provided by law, the legend and stop transfer instructions described above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

7. Accuracy of Information Given. The undersigned certifies that the undersigned has given the information contained herein to the best of the undersigned's knowledge and answers thereto are complete and accurate. The undersigned agrees that the foregoing representations and warranties shall survive the purchase of the Investment Securities as well as any acceptance of this subscription for the Investment Securities.

8. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties hereof, and hereby agrees to indemnify and hold harmless the Company, its affiliates, attorneys, accountants, agents, employees and any selling securityholder from and against any and all loss, damage or liability, including, without limitation, reasonable attorneys fees incurred as a result of such breach, due to or arising out of a breach of any such representations or warranties. This indemnification shall not require that the Company shall have been determined by any Federal, state or other authority or person to have qualified for any exemption from the registration provisions of Federal or state securities laws, rules or regulations.

9. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the undersigned. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Exhibit 10.1

IRONWOOD GOLD CORP.
A NEVADA CORPORATION

Signature Page to Subscription Agreement

Name of Subscriber

Street

City, State, Zip Code

Phone Number

Email Address

$ Amount of Subscription

Social Security Number / Taxpayer Identification Number

Status:	( )	Individual	( )	Corporation

	( )	Trust	( )	Partnership

	( )	IRA	( )	Other _______________________________
(please describe)

Title to be Taken By (if not individual):

( )	Joint Tenant with ______________________________________
(name of co-tenant)

( )	Other (describe): _______________________________________

Signature	Date

THE FOLLOWING ACCEPTANCE IS TO BE COMPLETED BY THE COMPANY

The above Subscription Agreement is accepted and effective this ______ day of _______________ 2009.

Exhibit 10.1

IRONWOOD GOLD CORP.
A Nevada Corporation

Signed:
By:
Title: